 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2010

Commission File Number: 1-5273-1

Sterling Bancorp

(Exact name of registrant as specified in charter)

New York	13-256216
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, New York, New York	10019-6108
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (212) 757-3300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

          The Registrant is amending its Current Report on Form 8-K previously filed on November 5, 2010, to correct the payment date of the regular quarterly dividend payment to December 31, 2010 from December 30, 2010.

Item 8.01	Other Events

On November 4, 2010, Sterling Bancorp (the “Company”) issued a press release announcing a regular quarterly dividend of $0.09 per share to all shareholders of record as of December 15, 2010, and payable on December 30, 2010. The correct payable date is December 31, 2010.

Item 9.01 Financial Statements and Exhibits

(a) none

(b) none

(c) none

(d) The following documents are filed herewith as Exhibits to this Form 8-K:

Exhibit 99.1 – Press Release dated November 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sterling Bancorp (Registrant)

Date: December 22, 2010	By:	/s/ John W. Tietjen
	Name:	John W. Tietjen
	Title:	Executive Vice President and Chief Financial Officer